TEMPLETON FUNDS, INC.

                    THIS STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 1, 1996,
                       IS NOT A PROSPECTUS. IT SHOULD BE
                  READ IN CONJUNCTION WITH THE PROSPECTUSES OF
             TEMPLETON WORLD FUND AND TEMPLETON FOREIGN FUND DATED
      JANUARY 1, 1996, AS AMENDED FROM TIME TO TIME, WHICH MAY BE OBTAINED
           WITHOUT CHARGE UPON REQUEST TO THE PRINCIPAL UNDERWRITER,
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                       700 CENTRAL AVENUE, P.O. BOX 33030
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS

General Information and History.......................1
Investment Objectives and Policies....................1
 -Investment Policies.................................1
 -Repurchase Agreements...............................2
 -Loans of Portfolio Securities.......................2
 -Debt Securities.....................................2
 -Structured Investments .............................4
 -Stock Index Futures Contracts.......................5
 -Stock Index Options.................................6
 -Investment Restrictions.............................7
 -Risk Factors    . . . . . . . . . .................10
 -Trading Policies...................................15
 -Personal Securities Transactions...................15
Management of the Company............................16
Director Compensation................................21
Principal Shareholders...............................22
Investment Management and Other
  Services.......................................... 23
 -Investment Management
  Agreements.........................................23
 -Management Fees....................................25
 -The Investment Manager.............................26
 -Business Manager...................................26
 -Custodian and Transfer Agent.......................27
 -Legal Counsel......................................28
 -Independent Accountants............................28
 -Reports to Shareholders............................28
Brokerage Allocation.................................28
Purchase, Redemption and
  Pricing of Shares..................................31
 -Ownership and Authority
   Disputes..........................................32
 -Tax-Deferred Retirement Plans......................32
 -Letter of Intent...................................34
 -Special Net Asset Value Purchases..................35
 -Redemptions in Kind. . . . . . . ..................36
Tax Status...........................................36
Principal Underwriter................................43
Description of Shares................................45
Performance Information..............................46
Financial Statements.................................49


                                          GENERAL INFORMATION AND HISTORY

         After incorporating under the laws of Maryland as Templeton World Fund, Inc. and registering under the Investment Company Act of 1940 (the "1940 Act"), the Company commenced business as an investment company on January 17, 1978. On October 1, 1982 the Company's name was changed to Templeton Funds, Inc. (the "Company") and it became a series investment company with two separate classes of Shares constituting, respectively, Templeton World Fund ("World Fund") and Templeton Foreign Fund ("Foreign Fund") (collectively, the "Funds"). As such, the holder of the Shares issued for one Fund has an interest only in the portfolio, assets and liabilities of that Fund.

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "General Description--Investment Objective and Policies." Each Fund may invest for defensive purposes in commercial paper which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors

Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Templeton Global Advisors Limited (the "Investment Manager") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Directors, I.E., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         LOANS OF PORTFOLIO SECURITIES. World Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral
(consisting  of  any  combination  of  cash,  U.S.   Government   securities  or
irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. World Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. World Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

         DEBT SECURITIES. The Funds may invest in debt securities which are rated at least Caa by Moody's or CCC by S&P or deemed to be of comparable quality by the Investment Manager. As an operating policy, neither Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

         Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

         A Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, a Fund must distribute substantially all of its net income to Shareholders (see "Tax Status"). Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

         Recent legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on the Funds' net asset values and investment practices.

         STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities
("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

         The Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structures Investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act.

Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

         STOCK INDEX FUTURES CONTRACTS. World Fund's investment policies permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of World Fund's total assets as of the time when such contracts are entered into. Successful use of stock index futures is subject to the Investment Manager's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

         A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).

         During or in anticipation of a period of market appreciation, World Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which World Fund proposes to buy change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to World Fund which could be offset against rising prices of such common stock.

         During or in anticipation of a period of market decline, World Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that World Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

         Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

         At the time World Fund purchases a stock index futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with World Fund's Custodian. When selling a stock index futures contract, World Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's Custodian).

         STOCK INDEX OPTIONS. World Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its Custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its Custodian.

         If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.

         INVESTMENT RESTRICTIONS. Each of the Funds has imposed upon itself certain investment restrictions which, together with its investment objective and policies, are fundamental policies except as otherwise indicated. No changes in either Fund's investment objective and policies or investment restrictions (except those which are not fundamental policies) can be made without the approval of that Fund's Shareholders. For this purpose, the provisions of the 1940 Act require, with respect to either Fund, the affirmative vote of the lesser of either (1) 67% or more of the Shares of a Fund present at a Shareholders' meeting at which more than 50% of the outstanding Shares of such Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of a Fund.

         In accordance with these restrictions, neither of the Funds will:

         1. Invest in real estate or mortgages on real estate (although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

         2. Purchase or retain securities of any company in which Directors or officers of the Company or of its Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

         4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

         5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Funds may buy from a bank or broker-dealer United States and Canadian government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

         6. Borrow money for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Company's Board of Directors may by resolution approve. As an operating policy approved by the Board of Directors of the Company, neither Fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the Shares of a Fund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

         7. Invest more than 5% of the value of a Fund's total assets in securities of issuers which have been in continuous operation less than three years.

         8. Invest more than 5% of a Fund's total assets in warrants, whether or not listed on the New York or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

         9. Invest more than 15% of a Fund's total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a Fund may not be able to dispose of its holdings in these securities at the current market price.

         10. Invest more than 25% of a Fund's total assets in a single industry.

         11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

         12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies--Trading Policies" as to transactions in the same securities for World Fund, Foreign Fund, and/or other mutual funds with the same or affiliated advisers.)

         Whenever any investment policy or investment restriction states a maximum percentage of either Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. The value of a Fund's assets is calculated as described in its Prospectus under the heading "How to Buy Shares of the Fund." Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either Fund from purchasing securities pursuant to subscription rights distributed to either Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to either Fund's status as a diversified investment company under the 1940 Act).

         RISK FACTORS. Each Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Although neither Fund may invest more than 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had any may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's Shareholders.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         Either Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of either Fund.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of either Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of either Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

         There are additional risks involved in stock index futures transactions. These risks relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

         There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

         TRADING POLICIES. The Investment Manager and its affiliated companies serve as investment adviser to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a

Compliance  Officer and must be completed  within 24 hours after this clearance;
(2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                             MANAGEMENT OF THE COMPANY

         The name, address, principal occupation during the past five years and other information with respect to each of the Directors and Executive Officers of the Company are as follows:


NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Director

Chairman of the Board, president
and chief executive officer of
General Host Corporation (nursery
and craft centers); and a director
of RBC Holdings (U.S.A.) Inc. (a
bank holding company) and Bar-S
Foods. Age 63.

NICHOLAS F. BRADY*
The Bullitt House
102 East Dover Street
Easton, Maryland
  Director

 Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994- present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury
(1988-January 1993); and chairman of the board of Dillon, Read & Co. Inc. (investment banking) prior thereto. Age 65.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING PAST FIVE YEARS

F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Director

Retired; formerly, credit adviser for the National Bank of Canada.
Age 85.

HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Director

Farmer; and president of Clairhaven
Investments, Ltd. and other private
investment companies. Age 79.

S. JOSEPH FORTUNATO
200 Campus Drive
Florham Park, New Jersey
  Director

Member of the law firm of Pitney,
Hardin, Kipp & Szuch; and a
director of General Host
Corporation.  Age 63.

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Director

President of Galbraith Properties,
Inc. (personal investment company);
director of Gulfwest Banks, Inc.
(bank holding company) (1995-
present) and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith & Hansberger
Ltd. (1986-1992); and chairman of
Templeton Funds Management, Inc.
(1974-1991). Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Director

Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991- present); and a director of Checkers Drive-In Restaurants, Inc.
Age 72.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING PAST FIVE YEARS

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President

President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group. Age 62.


RUPERT H. JOHNSON, JR.*
777 Mariners Island Blvd.
San Mateo, California
  Director

 Executive vice president and director of Franklin  Resources,  Inc.;
president and director of Franklin Advisers, Inc.; executive vice president and director of Franklin Templeton Distributors, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin, and of 42 of the investment companies in the Franklin Templeton Group. Age 55.


BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, Delaware
  Director

Director or trustee of various
civic associations; formerly,
economic analyst, U.S. Government.
Age 66.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING PAST FIVE YEARS

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Director

Chairman of White River Corporation (information services); director of Fund America Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, Fusion Systems Corporation, Infovest Corporation, and Medimmune, Inc.; formerly, chairman of Hambrecht and Quist Group, director of H&Q Healthcare Investors, and president of the National Association of Securities Dealers, Inc. Age 67.

FRED R. MILLSAPS
2665 NE 37th Drive
Fort Lauderdale, Florida
  Director

Manager of personal investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations. Age 66.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  President

President and director of Templeton Global Advisors Limited; chief investment officer of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985). Age 35.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING PAST FIVE YEARS

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, California
  Vice President

 Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton
Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; president or vice president of various Templeton Funds; director or trustee of six Templeton Funds; accountant, Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice  President

 Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer

Certified  public  accountant;  treasurer of the  Templeton  Funds;
senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager of Ernst & Young (certified public accountants) (1977-1989). Age 41.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary

Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; formerly, secretary of the Templeton Funds; attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.



JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary

Partner, Dechert Price & Rhoads.
Age 50.

--------------------

* These Directors are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Directors, except that Messrs. Charles B. Johnson and Rupert H.
Johnson, Jr. are brothers.


                                               DIRECTOR COMPENSATION

         All of the Company's Officers and Directors also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Company to any officer or Director who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Company currently pays the independent Directors and Mr. Brady an annual retainer of $12,500 and a fee of $950 per meeting attended of the Board and its Committees. The independent Directors and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Company expenses.

         The following table shows the total compensation paid to the Directors by the Company and by all investment companies in the Franklin Templeton Group:

                                                                     Number of           Total Compensation
                                      Aggregate               Franklin Templeton         from  all  Fund in
Name of                              Compensation             Fund Boards on which        Franklin Templeton
DIRECTOR                            FROM THE COMPANY*            DIRECTOR SERVES                GROUP**
--------                            -----------------         --------------------      ---------------
Harris J. Ashton                     $14,225                       56                      $ 327,925
Nicholas F. Brady                     14,225                       24                         98,225
F. Bruce Clarke                       16,225                       20                         83,350
Hasso G. von Diergardt-Naglo          14,225                       20                         77,350
S. Joseph Fortunato                   14,225                       58                        344,745
John Wm. Galbraith                     4,075                       23                         70,100
Andrew H. Hines, Jr.                  16,225                       24                        106,325
Betty P. Krahmer                      14,225                       24                         93,475
Gordon S. Macklin                     14,225                       53                        321,525
Fred R. Millsaps                      16,225                       24                        104,325

---------------

*        For the fiscal year ended August 31, 1995.
**       For the calendar year ended December 31, 1995



                                              PRINCIPAL SHAREHOLDERS

         As of December 1, 1995, there were 394,994,390 World Fund Shares outstanding, of which 912,183 Shares (or 0.231% of the total outstanding World Fund Shares) were owned beneficially by all the Directors and Officers of the Company as a group. As of December 1, 1995, no person owned of record or, to the knowledge of management, owned beneficially or of record, 5% or more of the outstanding World Fund-Class I Shares, and no person owned of record or, to the knowledge of management, owned beneficially, 5% or more of the outstanding World Fund-Class II Shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 owned of record 145,954 Shares (representing 14% of the outstanding Shares). As of December 1, 1995, there were 790,763,336 Foreign Fund Shares outstanding, of which 653,565 Shares (or 0.083% of the total outstanding Foreign Fund Shares) were owned beneficially by all the Directors and officers of the Company as a group. As of December 1, 1995, to the knowledge of management, no person owned beneficially of record 5% or more of the outstanding Foreign Fund-Class I Shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, P.O. Box 45286, Jacksonville, Florida 32246-6484 owned of record 48,828,748 Shares (representing 6% of the outstanding Shares) and no person owned beneficially 5% or more of the outstanding Foreign Fund-Class II Shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, P.O. Box 45286, Jacksonville, Florida 32246-6484 owned 3,858,566 Shares (representing 25% of the outstanding Shares).

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of each Fund is Templeton Global Advisors Limited, a Bahamian corporation with offices in Nassau, Bahamas. On October 30, 1992, the Investment Manager assumed the investment management duties of Templeton, Galbraith & Hansberger Ltd. ("Old TGH"), a Cayman Islands corporation, with respect to the Funds in connection with the merger of the business of Old TGH with that of Franklin Resources, Inc. ("Franklin"). The Investment Management Agreements between the Investment Manager and the Company on behalf of World Fund and Foreign Fund, dated October 30, 1992, amended and restated December 6, 1994, was approved by the Shareholders of each Fund on October 30, 1992, and was last approved by the Board of Directors, including approval by a majority of the Directors who were not parties to the Investment Management Agreements or interested persons of any such party, at a meeting on December 5, 1995 and will continue through December 31, 1996.

         The Investment Management Agreements will continue from year to year thereafter, subject to approval annually by the Board of Directors or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Directors who are not parties to the Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires the Investment Manager to manage the investment and reinvestment of each Fund's assets. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. These expenses have been and may continue to be borne by the Funds.

         Each Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager and of its affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

         The Investment Manager renders its services to the Funds from outside the United States. When the Investment Manager determines to buy or sell the same securities for a Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Company's Board of Directors, to be impartial and fair, in order to seek good results for all parties (see "Investment Objectives and Policies--Trading Policies"). Records of securities transactions of persons who know when orders are placed by a Fund are available for inspection at least four times annually by the Compliance Officer of the Company so that the non-interested Directors (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable for all parties.

         The Investment Manager also provides management services to numerous other investment companies or funds and accounts pursuant to management agreements with each fund or account. The Investment Manager may give advice and take action with respect to any of the other funds and accounts it manages, or for its own account, which may differ from action taken by the Investment Manager on behalf of a Fund. Similarly, with respect to a Fund, the Investment Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund or account. Furthermore, the Investment Manager is not obligated to refrain from investing in securities held by a Fund or other funds or accounts which it manages or administers. Any transactions for the accounts of the Investment Manager and other access persons will be made in compliance with the Company's Code of Ethics as described in section "Investment Objectives and Policies --
Personal Securities Transactions."

         Each Investment Management Agreement further provides that the Investment Manager shall have no liability to the Company, a Fund or any Shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Company on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding Shares of a Fund (as defined by the 1940 Act).

         MANAGEMENT FEES. For its services, each Fund pays the Investment Manager a monthly fee equal on an annual basis to 0.75% of the average daily net assets of the Fund up to the first $200,000,000, reduced to a fee of 0.675% of such average daily net assets in excess of $200,000,000 up to $1,300,000,000, and further reduced to a fee of 0.60% of such average daily net assets in excess of $1,300,000,000. Each class of Shares pays a portion of the fee, determined by the proportion of the Fund that it represents. During the fiscal years ended August 31, 1995, 1994 and 1993, the Investment Manager received fees from World Fund of $33,261,874, $31,051,062, and $25,931,668, respectively, and from
Foreign  Fund  of  $36,110,792,  $23,889,119,  and  $12,676,159,   respectively,
pursuant to the Investment Management Agreements.

         The amount of such fee would be reduced by the amount by which a Fund's annual expenses for all purposes (including the investment management fee) except taxes, brokerage fees and commissions, and extraordinary expenses such as litigation, exceed any applicable state regulations. The strictest rule currently applicable to a Fund is 2.5% of the first $30,000,000 of net assets, 2.0% of the next $70,000,000 of net assets and 1.5% of the remainder.

         THE INVESTMENT MANAGER. The Investment Manager is an indirect wholly owned subsidiary of Franklin, a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Director and Officer of the Fund) and Rupert H. Johnson, Jr. (a Director of the Fund) are principal shareholders of Franklin and own, respectively, approximately 20% and 16% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions for the Company including:

         o providing office space, telephone, office equipment and supplies for the Company;

         o         paying all compensation of the Company's officers;

         o authorizing expenditures and approving bills for payment on behalf of the Company;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other communications with individual Shareholders;

         o daily pricing of each Fund's investment portfolio and preparing and supervising publication of daily quotations of the bid and asked prices of each Fund's Shares, earnings reports and other financial data;

         o monitoring relationships with organizations serving the Company, including the custodian and printers;

         o         providing trading desk facilities to the Company;

        o supervising compliance by the Company and each Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, and with state regulatory requirements; maintaining books and records for the Company and each Fund (other than those maintained by the Custodian and Transfer Agent); and preparing and filing tax reports other than the Funds' income tax returns;

         o monitoring the qualifications of the tax-deferred retirement plans offered by the Company; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Company's aggregate average daily net assets (I.E., total of World Fund and Foreign Fund), reduced to 0.135% annually of the Company's aggregate net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to a fee of 0.075% annually of such net assets in excess of $1,200,000,000. The fee is allocated between World Fund and Foreign Fund according to their respective average daily net assets. Each class of Shares pays a portion of the fee, determined by the proportion of the Fund that it represents. Since the Business Manager's fee covers services often provided by investment advisers to other funds, each Fund's combined expenses for advisory and administrative services may be higher than those of other investment companies. During the fiscal years ended August 31, 1995, 1994, and 1993, the Business Manager (and, prior to April 1, 1993, Templeton Funds Management, Inc., the previous business manager) received business management fees of $8,965,630, $7,161,271, and $5,119,730, respectively.

         The Business Manager is relieved of liability to the Company for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith or gross negligence. The Business Management Agreement may be terminated by the Company at any time on 60 days' written notice without payment of penalty, provided that such termination by the Company shall be directed or approved by vote of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding voting securities of the Company (as defined by the 1940
Act), and shall terminate automatically and immediately in the event of its assignment.

         Templeton Global Investors, Inc. is an indirect wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Funds' assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Company's Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gain distributions and reinvestments; and handling all routine communications with Shareholders. The Transfer Agent receives from the Company an annual fee of $13.74 per Shareholder account plus out-of-pocket expenses, such fee to be adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Company.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Company. Its audit services comprise examination of the Funds' financial statements and review of the Funds' filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").

         REPORTS TO SHAREHOLDERS. The Company's fiscal year ends on August 31. Shareholders will be provided at least semiannually with reports showing the portfolio of each Fund and other information, including an annual report with financial statements audited by the independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Investment Management Agreements provide that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Company's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

         1.       Purchase and sale orders will usually be placed with
                  brokers who are selected by the Investment Manager as
                  able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account
                  the other provisions hereinafter set forth.  The
                  determination of what may constitute best execution and
                  price in the execution of a securities transaction by a
                  broker involves a number of considerations, including
                  without limitation, the overall direct net economic
                  result to a Fund (involving both price paid or received
                  and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by a Fund.

         3.       The Investment Manager is authorized to allocate
                  brokerage business to brokers who have provided
                  brokerage and research services, as such services are
                  defined in Section 28(e) of the Securities Exchange Act
                  of 1934 (the "1934 Act"), for the Company and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not
                  applicable, to cause a Fund to pay a commission for
                  effecting a securities transaction in excess of the
                  amount another broker would have charged for effecting
                  that transaction, if the Investment Manager determines
                  in good faith that such amount of commission is
                  reasonable in relation to the value of the brokerage
                  and research services provided by such broker, viewed
                  in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Company and the other accounts, if any,
                  as to which it exercises investment discretion.  In
                  reaching such determination, the Investment Manager is
                  not required to place or attempt to place a specific
                  dollar value on the research or execution services of a
                  broker or on the portion of any commission reflecting
                  either of said services. In demonstrating that such determinations were made in good faith, the Investment
                  Manager shall be prepared to show that all commissions
                  were allocated and paid for purposes contemplated by
                  the Company's brokerage policy; that commissions were
                  paid only for products or services which provide lawful
                  and appropriate assistance to the Investment Manager in
                  the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.  The determination that
                  commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Company's policies that
                  (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Company and the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreements with the Company. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreements. Research furnished by brokers through whom the Company effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Company. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5.       Sales of the Funds' Shares (which shall be deemed to
                  include also shares of other investment companies
                  registered under the 1940 Act which have either the
                  same investment adviser or an investment adviser
                  affiliated with the Funds' Investment Manager) made by
                  a broker are one factor among others to be taken into
                  account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that
                  broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of a Funds
                  policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker
                  beyond  a   reasonable   commission   or  other   compensation
                  determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Director or officer of the Company, nor the Investment Manager or the Principal Underwriter or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Company for either World Fund or Foreign Fund. Franklin Templeton Distributors, Inc., the Principal Underwriter for the Company, is a registered broker-dealer but has never executed any purchase or sale transactions for either Fund's portfolio or participated in commissions on any such transactions, and has no intention of doing so in the future. The total brokerage commissions on World Fund's portfolio transactions during the fiscal years ended August 31, 1995, 1994, and 1993 (not including any spreads or concessions on principal transactions) were $8,042,091, $6,895,789, and $4,751,804. The total brokerage commissions on Foreign Fund's portfolio transactions during the fiscal years ended August 31, 1995, 1994, and 1993 (not including any spreads or concessions on principal transactions) were $11,925,138, $7,329,697, and $3,185,372. All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Investment Manager, are equal to the best available within the scope of the Company's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectuses describe the manner in which the Funds'
Shares may be purchased and redeemed. See "How to Buy Shares of the Fund" and "How to Sell Shares of the Fund."

         Net asset value is determined separately for each Fund. Net asset value per Share is determined as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Company's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Directors.

         The Board of Directors may establish procedures under which a Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by either Fund is not reasonably practicable or it is not reasonably practicable for either Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of either Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (1) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (2) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Funds may surrender ownership of all or a portion of an account to the IRS in response to a Notice of Levy.

         In  addition  to  the  special   purchase   plans   described   in  the
Prospectuses, other special purchase plans also are available:

         TAX-DEFERRED RETIREMENT PLANS.  Each Fund offers its
Shareholders the opportunity to participate in the following types of retirement plans:

         o For individuals whether or not covered by other qualified plans;

         o         For simplified employee pensions;

         o         For employees of tax-exempt organizations; and

         o For corporations, self-employed individuals and partnerships.

         Capital gains and income received by the foregoing plans generally are exempt from taxation until distribution from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Additional information, including the fees and charges with respect to all of these plans, is available upon request to the Principal Underwriter. No distribution under a retirement plan will be made until Franklin Templeton Trust Company ("FTTC") receives the participant's election on IRS Form W-4P (available on request from FTTC) and such other documentation as it deems necessary, as to whether or not U.S. income tax is to be withheld from such distribution.

         INDIVIDUAL RETIREMENT ACCOUNT (IRA). All individuals (whether or not covered by qualified private or governmental retirement plans) may purchase Shares of either Fund pursuant to an IRA. However, contributions to an IRA by an individual who is covered by a qualified private or governmental plan may not be tax-deductible depending on the individual's income. Custodial services for IRAs are available through FTTC. Disclosure statements summarizing certain aspects of IRAs are furnished to all persons investing in such accounts, in accordance with IRS regulations.

         SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRA). For employers who wish to establish a simplified form of employee retirement program investing in Shares of either Fund, there are available Simplified Employee Pensions invested in IRA Plans. Details and materials relating to these Plans will be furnished upon request to the Principal Underwriter.

         RETIREMENT PLAN FOR EMPLOYEES OF TAX-EXEMPT ORGANIZATIONS (403(B)). Employees of public school systems and certain types of charitable organizations may enter into a deferred compensation arrangement for the purchase of Shares of either Fund without being taxed currently on the investment. Contributions which are made by the employer through salary reduction are excludable from the gross income of the employee.

Such deferred compensation plans, which are intended to qualify under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), are available through the Principal Underwriter. Custodian services are provided by FTTC.

         QUALIFIED PLAN FOR CORPORATIONS, SELF-EMPLOYED INDIVIDUALS AND PARTNERSHIPS. For employers who wish to purchase Shares of either Fund in conjunction with employee retirement plans, there is a prototype master plan which has been approved by the IRS. A "Section 401(k) plan" is also available. FTTC furnishes custodial services for these plans. For further details, including custodian fees and plan administration services, see the master plan and related material which is available from the Principal Underwriter.

         LETTER OF INTENT. Purchasers who intend to invest $50,000 or more in Class I Shares of the Funds or any other fund in the Franklin Group of Funds and the Templeton Family of Funds, except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, Templeton Variable Products Series Fund, Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Templeton Funds"), within 13 months (whether in one lump sum or in installments, the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $25 unless the investor is a qualifying employee benefit plan (the "Benefit Plan"), including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such Class I Shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should execute a Letter of Intent ("LOI") on the form provided in the Shareholder Application in the Prospectus. Payment for not less than 5% of the total intended amount must accompany the executed LOI unless the investor is a Benefit Plan. Except for purchases of Shares by a Benefit Plan, those Class I Shares purchased with the first 5% of the intended amount stated in the LOI will be held as "Escrowed Shares" for as long as the LOI remains unfulfilled. Although the Escrowed Shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No Escrowed Shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the Escrowed Shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all Class I Shares (including the Escrowed Shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of Shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per Share then in effect, unless the investor makes an earlier written request to the Principal Underwriter upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any Shares, including Class II Shares, purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made.

         If an LOI is executed on behalf of a benefit plan (such plans are described under "How to Buy Shares of the Fund -- Net Asset Value Purchases (Both Classes)" in the Prospectus), the level and any reduction in sales charge for these employee benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. Benefit Plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are Benefit Plans entitled to receive retroactive adjustments in price for investments made before executing LOIs.

         SPECIAL NET ASSET VALUE PURCHASES. As discussed in the Prospectus under "How to Buy Shares of the Fund -- Description of Special Net Asset Value Purchases," certain categories of investors may purchase Class I Shares of a Fund at net asset value (without a front-end or contingent deferred sales charge). Franklin Templeton Distributors, Inc. ("FTD") or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. FTD may make these payments in the form of contingent advance payments, which may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between FTD, or its affiliates, and the securities dealer.

         The following amounts will be paid by FTD or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and fixed-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 millon, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed-income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, FTD, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

         Under agreements with certain banks in Taiwan, Republic of China, the Funds' Shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to FTD, or an affiliate of FTD to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

         REDEMPTIONS IN KIND. Redemption proceeds are normally paid in cash; however, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asses value. If shares are redeemed in kind, the redeeming Shareholder might incur brokerage costs in converting the assets into cash. A Fund is obligated to redeem Shares solely in cash up to the lesser $250,000 or 1% of its net assets during any 90-day period for any one Shareholder.

                                                    TAX STATUS

         Each of the Funds intends normally to pay a dividend at least once annually representing substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Code, each Fund intends to qualify annually as a regulated investment company under the Code. The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S.

Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

         Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Distributions by a Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by a Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Share-holders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's Shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign taxes paid by a Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Certain options and futures contracts in which World Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by World Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by World Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by World Fund. In addition, losses realized by World Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to World Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by World Fund which is taxed as ordinary income when distributed to Shareholders.

         World Fund may make one or more of the elections available under the Code which are applicable to straddles. If World Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to the World Fund's tax status as a regulated investment company may limit the extent to which World Fund will be able to engage in transactions in options and futures contracts.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and generally will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund's Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

         In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish a Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the Shareholder or a Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in either Fund.

                                               PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the
"Principal Underwriter"), P.O. Box 33030, St. Petersburg, Florida
33733-8030, toll free telephone (800) 237-0738, is the Principal
Underwriter of each Fund's Shares. FTD is a wholly owned subsidiary of Franklin.

         The Company, pursuant to Rule 12b-1 under the 1940 Act, has adopted a Distribution Plan with respect to each class of Shares ("Plans") on behalf of each Fund. Under the Plans adopted with respect to Class I Shares, a Fund may reimburse the Principal Underwriter or others quarterly (subject to a limit of 0.25% per annum of each Fund's average daily net assets attributable to Class I Shares) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of a Fund's Shares. Under the Plans adopted with respect to Class II Shares, each Fund will pay FTD or others quarterly (subject to a limit of 1.00% per annum of each Fund's average daily assets attributable to Class II Shares of which up to 0.25% of such net assets may be paid to dealers for personal service and/or maintenance of Shareholder accounts) for costs and expenses incurred by FTD or others in connection with any activity which is primarily intended to result in the sale of the Fund's Shares. Payments to FTD or others could be for various types of activities, including (1) payments to broker-dealers who provide certain services of value to each Fund's Shareholders (sometimes referred to as a "trail fee"); (2) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (3) payments to employees or agents of the Principal Underwriter who engage in or support distribution of Shares; (4) payments of the costs of preparing, printing and distributing Prospectuses and reports to prospective investors and of printing and advertising expenses; (5) payment of dealer commissions and wholesaler compensation in connection with sales of a Fund's Shares and interest or carrying charges in connection therewith; and (6) such other similar services as the Company's Board of Directors determines to be reasonably calculated to result in the sale of Shares. Under the Plan adopted with respect to Class I Shares of a Fund, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.25% of the Fund's average daily net assets attributable to Class I Shares) may be reimbursed in subsequent quarters or years.

         During the fiscal year ended August 31, 1995, FTD incurred in connection with the distribution of shares costs and expenses of $10,215,632 for Class I Shares of World Fund, $11,211 for Class II Shares of World Fund, $15,404,475 for Class I Shares of Foreign Fund, and $355,895 for Class II Shares of Foreign Fund. During the same period, the Company made reimbursements pursuant to the Plans in the amount of $10,215,632 on behalf of Class I Shares of World Fund $11,211 on behalf of Class II Shares of World Fund, $14,581,987 on behalf of Class I Shares of Foreign Fund, and $90,617 on behalf of Class II Shares of Foreign Fund. As indicated above, unreimbursed expenses, which amount to $1,087,776 for Shares of Foreign Fund, may be reimbursed by the Company during the fiscal year ending August 31, 1996 or in subsequent years. In the event that a Plan is terminated, the Company will not be liable to FTD for any unreimbursed expenses that had been carried forward from previous months or years. During the fiscal year ended August 31, 1995, FTD spent, with respect to Class I Shares of World Fund, the following amounts on: compensation to dealers, $8,860,935; sales promotion, $287,494; printing, $183,388; advertising, $817,078; and wholesale costs and expenses, $66,736; and with respect to Class II Shares of World Fund, the following amounts on: compensation to dealers, $818; sales promotion, $6; printing, $5; advertising, $32; and wholesale costs and expenses, $10,349; and, with respect to Class I Shares of Foreign Fund, the following amounts on: compensation to dealers, $12,429,081; sales promotion, $290,597; printing, $734,122; advertising, $1,443,337; and wholesale costs and expenses, $507,338; and with respect to Class II Shares of Foreign Fund, the following amounts on: compensation to dealers, $25,609; sales promotion, $198; printing, $919; advertising, $1,118; and wholesale costs and expenses, $328,050.

         The Distribution Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of each Fund's Shares among bona fide investors and may sign selling contracts with responsible dealers, as well as sell to individual investors. The Shares are sold only at the Offering Price in effect at the time of sale, and each Fund receives not less than the full net asset value of the Shares sold. The discount between the Offering Price and the net asset value may be retained by the Principal Underwriter or it may reallow all or any part of such discount to dealers. In the three fiscal years ended August 31, 1995, 1994, and 1993, FTD (and, prior to June 1, 1993, Templeton Funds Distributor, Inc.) retained of such discount $1,962,439, $1,931,397, and $1,208,991, respectively, or approximately 18.64%, 17.97%, and 19.87% of the gross sales commissions for those years with respect to World

Fund, and retained  $6,510,032,  $9,452,983,  and $3,975,783,  respectively,  or approximately 13.17%, 15.79%, and 15.81% of the gross sales commissions for those years with respect to Foreign Fund.

         The Distribution Agreement provides that the Company shall pay the costs and expenses incident to registering and qualifying each Fund's Shares for sale under the Securities Act of 1933 and under the applicable Blue Sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Company pays costs of preparation, set-up and initial supply of the Funds' prospectuses for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Company shall be approved by the Board of Directors or a majority (as defined in the 1940 Act) of the Shareholders. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful
misfeasance,   bad  faith,   gross  negligence  or  reckless  disregard  of  its
obligations.

         FTD is the Principal Underwriter of the Shares of the Fund throughout the world, except for Hong Kong and other parts of Asia, and other countries or territories as it might hereafter relinquish to another principal underwriter. The Fund has entered into a non-exclusive underwriting agreement with Templeton Franklin Investment Services (Asia) Limited ("Templeton Investment Services"), whose office address is 2701 Shui On Centre, Hong Kong as principal underwriter for sale of the Shares in Hong Kong and other parts of Asia. The terms of the underwriting agreements with Templeton Investment Services are substantially similar to those of the Distribution Agreement with FTD. Templeton Investment Services is an indirect wholly owned subsidiary of Franklin.

         FTD is the principal underwriter for the other Templeton Funds.

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                                               DESCRIPTION OF SHARES

         The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of either Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of that Fund and of that Fund's part of general liabilities of the Company in the proportion that the total net assets of the Fund bear to the total net assets of both Funds. The net asset value of a Share of either Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on Shares of either Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the Shareholders of each Fund will be entitled, out of assets of the Company available for distribution, to the assets belonging to that particular Fund.

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Directors at a meeting at which 50% of the outstanding Shares are present can elect all the Directors and in such event, the holders of the remaining Shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

                                              PERFORMANCE INFORMATION

         Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Fund over periods of one, five, or ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of a Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. World Fund's average annual total return for the one-, five- and ten-year periods ended August 31, 1995 was 3.56%,

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13.39% and 12.91%, respectively.  Foreign Fund's average annual total return for the one-, five- and ten-year periods ended August 31, 1995, was (2.79)%, 8.99% and 16.43%, respectively.

         Performance information for each Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for each Fund reflects only the performance of a hypothetical investment in each Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, each Fund and the Investment Manager may also refer to the following information:

(1)      The  Investment   Manager's  and  its   affiliates'   market  share  of
         international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley
         Capital International or a similar financial organization.

(3)      The capitalization of U.S. and foreign stock markets as
         prepared or published by the International Finance
         Corporation,   Morgan  Stanley  Capital   International  or  a  similar
         financial organization.

(4) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical
         Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(12)     Quotations  from  the  Templeton   organization's   founder,  Sir  John
         Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."
--------
 * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Company's Board on April 16, 1995. He is no longer involved with the investment management process.

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."

                  o         "Learn from your mistakes."

                  o         "Outperforming the market is a difficult task."

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, each Fund and the Investment Manager may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in the Fund's Annual Reports to Shareholders of Templeton World Fund and Templeton Foreign Fund dated August 31, 1995 are incorporated herein by reference.




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